Exhibit 10.23

SECOND SUPPLEMENTAL INDENTURE

SECOND SUPPLEMENTAL INDENTURE dated as of December 14, 2005 (this “Supplemental Indenture”), among The Fibre-Metal Products Company, a Delaware corporation (the “New Guarantor”), Norcross Safety Products L.L.C., a Delaware limited liability company (the “Company”), Norcross Capital Corp., a Delaware corporation (“Capital” and, together with the Company, the “Issuers”), the Guarantors listed on the signature pages hereto (the “Existing Guarantors”) under the Indenture referred to below, and Wilmington Trust Company, as trustee under the Indenture referred to below (the “Trustee”).

W I T N E S S E T H:

WHEREAS, the Issuers and the Existing Guarantors have heretofore executed and delivered to the Trustee an Indenture dated as of August 13, 2003 (as supplemented by the First Supplemental Indenture dated July 19, 2005 by and among the Issuers, the Existing Guarantors and the Trustee, and as further amended or supplemented from time to time, the “Indenture”; capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture), providing for the issuance by the Issuers of $152,500,000 aggregate principal amount of 9 7/8% Senior Subordinated Notes due 2011 (the “Notes”);

WHEREAS, Section 4.20 of the Indenture provides that under certain circumstances the Issuers are required to cause the New Guarantor to execute and deliver to the Trustee a supplemental indenture pursuant to which the New Guarantor shall unconditionally guarantee all of the Issuers’ obligations under the Notes pursuant to a Guarantee on the terms and conditions set forth herein; and

WHEREAS, pursuant to Section 8.01 of the Indenture, the Trustee, the Issuers and the Existing Guarantors are authorized to execute and deliver this Supplemental Indenture;

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the New Guarantor, the Issuers, the Existing Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

1.                                       Amendments to Certain Definitions.  Section 1.01 of the Indenture (Definitions) is hereby amended as follows:

(a)                                  The definition of “Akron Note” is hereby amended by deleting the word “Holdco” and replacing it with the word “NSP Holdings”.

(b)                                 The definition of “Holdco” is hereby amended by (i) deleting the words “NSP Holdings L.L.C., a Delaware limited liability company” and (ii) replacing them with the words “Safety Products Holdings, Inc., a Delaware corporation”.

(c)                                  The definition of “Management Notes” is hereby deleted in its entirety.

(d)                                 The definition of “Management Side Letter Agreements” is hereby deleted in its entirety.

(e)                                  The following definition is hereby added immediately following the definition of “Notes”:

“NSP Holdings” means NSP Holdings L.L.C., a Delaware limited liability company.

2.                                       Additional Amendments.  Section 4.11 of the Indenture is hereby amended by replacing clauses (B)(11) and (B)(14) thereof with the words “intentionally omitted;”.

3.                                       Agreement to Guarantee.  The New Guarantor hereby agrees, jointly and severally with all other Guarantors, to Guarantee the Issuers’ obligations under the Notes on the terms and subject to the conditions set forth in Article 10 of the Indenture and to be bound by all other applicable provisions of the Indenture.  From and after the date hereof, the New Guarantor shall be a Guarantor for all purposes under the Indenture and the Notes.

4.                                       Ratification of Indenture; Supplemental Indentures Part of Indenture.  Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.  This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder heretofore or hereafter authenticated and delivered shall be bound hereby.

5.                                       Construction.  For all purposes of this Supplemental Indenture, except as otherwise herein expressly provided or unless the context otherwise requires: (i) the terms and expressions used herein shall have the same meanings as corresponding terms and expressions used in the Indenture; and (ii) the words “herein,” “hereof” and “hereby” and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

6.                                       Governing Law.  THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.  EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE.

7.                                       Trustee Makes No Representation.  The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which are made solely by the Issuers.

8.                                       Multiple Counterparts.  The parties may sign multiple counterparts of this Supplemental Indenture.  Each signed counterpart shall be deemed an original, but all of them together represent one and the same agreement.

9.                                       Headings. The headings of this Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date and year first above written.

THE FIBRE-METAL PRODUCTS COMPANY

By:	/s/ David F. Myers, Jr.
Name: David F. Myers, Jr.
Title:

NORCROSS SAFETY PRODUCTS L.L.C.

By:	/s/ David F. Myers, Jr.
Name: David F. Myers, Jr.
Title:

NORCROSS CAPITAL CORP.

By:	/s/ David F. Myers, Jr.
Name: David F. Myers, Jr.
Title:

EXISTING GUARANTORS:

MORNING PRIDE MANUFACTURING L.L.C. NORTH SAFETY MEXICO HOLDINGS LLC NORTH SAFETY PRODUCTS INC.
PRO-WARRINGTON L.L.C.

By:	/s/ David F. Myers, Jr.
Name: David F. Myers, Jr.
Title:

WILMINGTON TRUST COMPANY
as Trustee

By:	/s/ Kristin L. Moore
	Name:	Kristin L. Moore
	Title:	Financial Services Officer